EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Edward W. Martin, III, Chief Financial Officer and Treasurer of American Casino & Entertainment Properties LLC (the “Registrant”), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-Q for the period ended June 30, 2009 of the Registrant (the “Report”):
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Edward W. Martin, III Edward W. Martin, III
Chief Financial Officer and Treasurer of
American Casino & Entertainment Properties LLC
Date: August 3, 2009